UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  September 28, 2016 (September 1, 2015)

Petrolia Energy Corporation
(Exact name of registrant as specified in its charter)

Texas	000-52690	86-1061005
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

710 N. Post Oak Rd., Ste. 512, Houston TX	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  832-941-0011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter) Emerging growth company ☐.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On the effective date of September 26, 2016, Petrolia Energy Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the Company’s acquisition of a 90% net working interest in the Slick Unit Dutcher Sands field (“SUDS”) located in Creek County Oklahoma, based on two separate agreements, the Purchase and Sales Agreement and the Share Exchange Agreement. At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information. This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.
The title “SUD’s Properties” represents the oil and gas-producing properties included in the Purchase and Sale agreement. Note that from January 1, 2015 through March 2015, SUD’s Properties were owned by, and the accounting records were included in, Jovian Resources LLC. During this period, Jovian Resources LLC owned additional oil and gas properties (working interests) to the SUDS Properties that were sold to Petrolia Energy Corporation.

Item 9.01 Financial Statements And Exhibits.

(a)  Financial Statements of Businesses Acquired
The Audited Statements of Direct Revenues and Operating Expenses for the years ended December 31, 2015 and 2014, and the notes thereto, relating to the Acquired Assets, including the related report of the independent registered public accounting firm, are filed as Exhibit 99.1 to this Form 8-K/A. The Unaudited Statements of Revenues and Direct Expenses for the Six Months ended June 30, 2016 and 2015, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)  Pro Forma Financial Information.
The Unaudited Pro Forma Combined Statement of Operations of Petrolia Energy Corp. as of December 31, 2015 and Unaudited Pro Forma Combined Statements of Operations for the six months ended June 30, 2016, are filed as Exhibit 99.3 to this Form 8-K.
(d) Exhibits

Exhibit No.	Description

99.1*
Audited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the years ended December 31, 2015 and 2014 and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the six months ended June 30, 2016 and 2015 and the notes thereto.

99.3*	Unaudited Pro Forma Combined Statement of Operations of Petrolia Energy Corp. as of December 31, 2015 and Unaudited Pro Forma Combined Statements of Operations for the Six Months Ended June 30, 2016.

* Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petrolia Energy Corporation

By:	/s/ Paul Deputy
Paul Deputy Chief Financial Officer

Date: August 10, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1*
Audited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the year ended December 31, 2015 and 2014 and the notes thereto, including the related report of the independent registered public accounting firm.

99.2*	Unaudited Statements of Revenues and Direct Operating Expenses of the Acquired Assets for the six months ended June 30, 2016 and 2015 and the notes thereto.

99.3*	Unaudited Pro Forma Combined Statement of Operations of Petrolia Energy Corp. as of December 31, 2015 and Unaudited Pro Forma Combined Statements of Operations for the Six Months Ended June 30, 2016.

* Filed herewith.